CERTAIN TRANSACTIONS (Details 4) - USD ($) $ in Billions			3 Months Ended
	Mar. 31, 2016	Sep. 25, 2015	Mar. 31, 2016
Takeda [Member]
Collaborative Arrangements and Non-collaborative Arrangement Transactions [Line Items]
Collaborative Arrangement, Rights and Obligations			Teva assigned 49% in the business venture to Takeda in consideration of the contribution of its off-patented products business in Japan. The business venture will be consolidated in Teva's financial statements commencing April 1, 2016, and is expected to increase Teva's sales in the Japanese market. Takeda’s interest in the business venture will be accounted for under “net income (loss) attributable to non-controlling interests.”
Actavis Generics Finance [Member]
Collaborative Arrangements and Non-collaborative Arrangement Transactions [Line Items]
LineOfCreditFacilityIncreaseDecreaseForPeriodNet	$ 22	$ 27
LineOfCreditFacilityDescription	Teva entered into a $22 billion bridge loan credit agreement and a separate $5 billion term loan facility with various banks, to finance a portion of the Actavis Generics acquisition. Any loan under the bridge facility would bear an interest rate of LIBOR plus a margin ranging from 0.30% to 1.65%, so long as Teva maintains an investment-grade credit rating. The term facility contemplates two tranches of $2.5 billion each, with the first tranche maturing in full after three years and bearing an interest rate of LIBOR plus a margin ranging from 1.000% to 1.375% based on Teva's credit rating from time to time and the second tranche maturing in five years with payment installments each year and bearing an interest rate of LIBOR plus a margin ranging from 1.125% to 1.5% based on Teva's credit rating from time to time. To date, Teva has not drawn any funds under the bridge loan or the term facility. Teva expects to offer various tranches of debt securities, either in lieu of drawing under the bridge loan facility or to repay amounts borrowed thereunder.